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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                August 18, 1999
                Date of report (Date of earliest event reported)



                          INFORMATION ADVANTAGE, INC.
              (Exact Name of Registrant as Specified in Charter)


           Delaware               0-23475               41-1718445
(State or Other Jurisdiction    (Commission            (IRS Employer
      of Incorporation)          File Number)      Identification Number)


   7905 Golden Triangle Drive, Suite 190, Eden Prairie, Minnesota 55344-7227
          (Address of Principal Executive Offices, including Zip Code)

                                 (612) 833-3700
              (Registrant's Telephone Number, including Area Code)

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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

     Pursuant to a tender offer commenced on July 21, 1999 (the "Offer"), Sterling Acquisition Corp., (the "Purchaser"), a Delaware corporation and a wholly owned subsidiary of Sterling Software, Inc. ("Parent"), a Delaware corporation, offered to purchase for cash, at a price of $6.50 per share, all outstanding shares of common stock, $0.01 par value per share, including the associated preferred stock purchase rights (the "Shares") of Information Advantage, Inc., (the "Company"), a Delaware corporation.

     The Offer expired at 12:00 midnight, New York City time, on August 17, 1999. On August 18, 1999, the Purchaser accepted for payment and purchased 24,288,270 of the Company's Shares, or 93.8% of the 25,883,268 Shares outstanding.

     Pursuant to various Stockholders' Agreements entered into separately with the Purchaser, various officers and directors of the Company, as well as a number of significant stockholders of the Company, tendered in the Offer approximately 25% of the outstanding Shares of the Company. A form of these agreements was filed as Exhibit (c)(2) to the Schedule 14D-9, "Solicitation/Recommendation Statement Pursuant to Section 14(d)(4) of the Securities Exchange Act of 1934," which was filed by the Company on July 21, 1999 pertaining to the tender offer for the Shares of the Company (the "Schedule 14D-9").

     As of August 18, 1999, other than Purchaser, there are no persons or entities which beneficially own more than 5% of the Company's outstanding Shares. As of August 18, 1999, none of the current directors or executive officers of the Company, individually or collectively, and none of the persons who were directors or executive officers of the Company as of the filing of the Company's Schedule 14D-9, individually or collectively, beneficially own more than 1% of the Company's outstanding Shares.

     The Purchaser obtained the funds required to purchase the tendered Shares (approximately $157,873,755.50 for the 24,288,270 Shares), from its Parent, either directly or indirectly, in the form of capital contributions and/or loans. Parent provided such funds, either directly or indirectly, through its cash and cash equivalents on hand.

     The merger agreement (the "Merger Agreement"), filed as part of the Company's Schedule 14D-9, contains a provision whereby, promptly after (i) the purchase of and payment for any Shares by Purchaser or any of its affiliates as a result of which Purchaser or any of its affiliates own beneficially at least a majority of the then outstanding Shares and (ii) compliance with Section 14(f) of the Securities Exchange Act of 1934, as amended, and Rule 14f-1 promulgated thereunder, whichever occurs later, Parent shall be entitled to designate such number of directors, rounded to the next whole number, on the Company's board of directors as is equal to the product of the total number of directors on the Company's board of directors (giving effect to any increase in the size of such board) multiplied by the percentage that the number of Shares beneficially owned by Purchaser at such time (including Shares accepted for payment) bears to the total number of Shares then outstanding (such persons, the "Parent Designees"). In furtherance thereof, the Company shall, upon request of Parent, use its best efforts promptly either to increase the size of the

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Company's board of directors or to secure the resignations of such number of its incumbent directors, or both, as is necessary to enable the Parent Designees to be so elected or appointed to the Company's board of directors, and the Company shall take all actions available to the Company to cause such Parent designees to be so elected or appointed. At such time, the Company shall, if requested by Parent, also take all action necessary to cause persons designated by Parent to constitute at least the same percentage (rounded up to the next whole number) as Parent is entitled to designate on the Company's board of directors of (i) each committee of the Company's board of directors; (ii) each board of directors (or similar body) of each subsidiary of the Company; and (iii) each committee (or similar body) of each such board. Notwithstanding the foregoing, Purchaser, Parent and the Company have agreed to use their respective reasonable best efforts to ensure that at least two of the members of the Company board shall at all times prior to the Effective Time, be persons who were directors of the Company on the date of the Merger Agreement. The names of the Parent Designees is set forth under the caption "Information Concerning Directors and Executive Officers of Parent and Purchaser" contained in Schedule I of the Schedule 14D-1 "Tender Offer Statement Pursuant to Section 14(d)(1) of the Securities Exchange Act of 1934" filed by Parent and Purchaser on July 21, 1999. Upon Purchaser's acceptance and purchase of the tendered Shares, five of the Company's incumbent directors resigned, four of the vacancies created by such resignations were filled by the appointment of Sterling L. Williams, Geno P. Tolari, R. Logan Wray and Don J. McDermett, Jr. to the Company's board of directors and the size of the Company's board of directors was reduced from seven to six members. To the Company's knowledge, none of these directors have any beneficial interest in the Shares of the Company.

     The Merger Agreement further provides that as soon as practicable after the purchase of Shares pursuant to the Offer and the satisfaction of the other conditions set forth in the Merger Agreement and in accordance with the Delaware General Corporation Law, Purchaser will be merged with and into the Company (the "Merger"). Following the consummation of the Merger, the Company will continue as the surviving corporation and will become a wholly owned subsidiary of the Parent. At the effective time of the Merger (the "Effective Time"), each Share issued and outstanding immediately prior to the Effective Time (other than Shares held by Parent or the Purchaser or any other subsidiary of Parent and Shares held by stockholders of the Company who have properly perfected their dissenters' rights, if any, under Delaware law) shall, by virtue of the Merger and without any action on the part of the Purchaser, the Company or the holder thereof, be converted into and shall become the right to receive $6.50 in cash, without interest.

ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

     2.1 Schedule 14D-9 for the Company "Solicitation/Recommendation Statement Pursuant to Section 14(d)(4) of the Securities Exchange Act of 1934." (Incorporated by reference to the Schedule 14D-9 filed by the Company with the Securities and Exchange Commission on July 21, 1999).

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on August 19, 1999.

                                             INFORMATION ADVANTAGE, INC.

                                             By:/s/ Don J. McDermett, Jr.
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                                                Don J. McDermett, Jr.
                                                Vice President and Secretary

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